UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

METAVIA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Concord Avenue, Suite 210 Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

(857) 702-9600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MTVA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (the “Report”) is incorporated herein by reference.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on June 30, 2025, at the 2025 Annual Meeting of Stockholders of MetaVia Inc. (the “Company”), the stockholders approved a proposal to amend the Company’s Third Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to effect a reverse split of the Company’s outstanding common stock, par value $0.001 (“Common Stock”), at a ratio in the range of 1-for-5 to 1-for-30, to be determined at the discretion of the Company’s Board of Directors (the “Board”), whereby each outstanding 5 to 30 shares would be combined, converted and changed into one share of Common Stock, to enable the Company to comply with The Nasdaq Capital Market’s (“Nasdaq”) continued listing requirements.

On November 22, 2025, the Board approved a 1-for-11 reverse stock split of the Company’s issued and outstanding shares of Common Stock (the “Reverse Stock Split”), effective December 4, 2025. On December 2, 2025, the Company filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split. The Reverse Stock Split will become effective as of 5:00 p.m. Eastern Time on December 4, 2025 (the “Effective Time”), and the Common Stock is expected to begin trading on a split-adjusted basis when Nasdaq opens on December 5, 2025.

When the Reverse Stock Split becomes effective, every 11 shares of the Company’s issued and outstanding Common Stock will automatically be combined, converted and changed into one share of Common Stock, without any change in the number of authorized shares or the par value per share. In addition, a proportionate adjustment will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options, restricted stock units and warrants to purchase shares of Common Stock, as applicable, and the number of shares reserved for issuance pursuant to the Company’s equity incentive compensation plans. Any fractional share of Common Stock that would be created as a result of the Reverse Stock Split will be rounded down to the next whole share and the stockholder will receive cash equal to the market value of the fractional share, determined by multiplying such fraction by the closing sales price of the Common Stock as reported on Nasdaq on the last trading day before the Reverse Stock Split becomes effective (on a split-adjusted basis). The number of authorized shares of the Company's common stock will remain at 100 million, while the number of outstanding shares will be reduced from approximately 25.4 million to approximately 2.3 million.

The Common Stock will continue to trade on Nasdaq under the symbol “MTVA.” The new CUSIP number for the Common Stock following the Reverse Stock Split will be 64132R 503.

Equiniti Trust Company, LLC, the Company’s transfer agent, will act as the exchange agent for the Reverse Stock Split.

For more information about the Reverse Stock Split, see the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) and mailed to the Company’s stockholders on or about June 10, 2025, the relevant portions of which are incorporated herein by reference. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosures.

On December 2, 2025, the Company issued a press release announcing that it had filed the Certificate of Amendment with the Delaware Secretary of State and other matters related to the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Information contained on or accessible through any website reference in the press release is not part of, or incorporated by reference in, this Report, and the inclusion of such website addresses in this Report by incorporation by reference of the press release is as inactive textual references only.

The information in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The

Company’s submission of this Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward-Looking Statements

Exhibit 99.1 attached hereto contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other reports of the Company filed with the SEC, including that actual events or results may differ materially from those in the forward-looking statements.

Item 8.01.Other Events

The Company has registration statements on Form S-3 (File Nos. 333-269365, 333-255418, 333-252412, 333-278646 and 333-288486), a registration statement on Form S-1 (File No. 333-280865) and registration statements on Form S-8 (File Nos. 333-271292, 333-237535, 333-260765 and 333-286184) on file with the SEC. SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment (Reverse Stock Split) to the Third Amended and Restated Certificate of Incorporation of the Registrant.
99.1	Press Release dated December 2, 2025.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAVIA INC.

Date: December 2, 2025	By:	/s/ Hyung Heon Kim
Hyung Heon Kim
President and Chief Executive Officer